UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006
____________________

INTELGENX TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-31187	87-0638336
(Commission File Number)	(I.R.S. Employer Identification No.)

6425 Abrams,
Ville St-Laurent, Quebec	H4S 1X9
(Address of Principal Executive Offices)	(Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K is being filed to include the required letter of Chisholm, Bierwolf & Nilson LLC of Bountiful, Utah to the Securities and Exchange Commission as Exhibit 16.1 to this Form 8-K.

Item 4.01.     Change in Registrant's Certifying Accountant

On June 15, 2006, the Board of Directors of Big Flash Corporation decided to no longer engage Chisholm, Bierwolf & Nilson LLC of Bountiful, Utah as the Company's certifying accountant and auditor and to engage RSM Richter LLP of Montreal.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 16.1	Letter from Chisholm Bierwolf & Nilson LLC of Bountiful Utah to the Securities and Exchange Commission dated June 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

By:	/s/ Horst Zerbe
Date: August 23, 2006	President, Chief Executive
Officer and Chairman